UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

Commission file number: 001-13337

STONERIDGE, INC.

(Exact name of registrant as specified in its charter)

Ohio	34-1598949
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan	48377
(Address of principal executive offices)	(Zip Code)

(248) 489-9300

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On February 1, 2017, Stoneridge, Inc. (the “Company”) filed a Form 8-K (the “Initial 8-K”), disclosing that on January 31, 2017 Stoneridge B.V., a private company with limited liability incorporated under the laws of the Netherlands (the “Purchaser”), an indirect wholly-owned subsidiary of Stoneridge, Inc., an Ohio corporation, entered into a Share Sale and Purchase Agreement (the “Purchase Agreement”), by and among Purchaser, the Company, Wide-Angle Management B.V., a private company with limited liability incorporated under the laws of the Netherlands (“Seller”), Exploitatiemaatschappij De Berghaaf B.V., a private company with limited liability incorporated under the laws of the Netherlands (“Orlaco”), and Henrie G. van Beusekom, an individual, pursuant to which the Purchaser purchased from the Seller all of the issued and outstanding shares in the capital of the Orlaco (“Shares”), upon the terms and subject to the conditions set forth in the Purchase Agreement (the “Orlaco Acquisition”). This amendment is being filed to supplement the Initial 8-K with pro forma combined financial information required as a result of the Orlaco Acquisition.

The Form 8-K disclosure rules require that an audit of Orlaco’s financial statements as of and for the year ended December 31, 2016 be performed in accordance with Generally Accepted Auditing Standards of the United States of America (“U.S. GAAS”). However as of the due date of this filing, the audit of Orlaco’s 2016 financial statements under U.S. GAAS is not complete.  The Company intends to file a further amendment to the Initial Form 8-K once the audit of Orlaco’s financial statements performed in accordance U.S. GAAS has been completed.  The Company does not expect that the Orlaco financial statements as presented in the pro forma balance sheet or income statement will change as a result of the audit performed in accordance with U.S. GAAS.

ITEM 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The unaudited pro forma combined balance sheet as of December 31, 2016 and unaudited pro forma combined statement of operations for the year ended December 31, 2016 and the notes to such unaudited pro forma combined financial statements, all giving effect to the acquisition of Orlaco, are attached as Exhibit 99.2 to this Form 8-K/A.

The unaudited pro forma combined balance sheet combines the historical consolidated balance sheet of Stoneridge and the historical consolidated balance sheet of Orlaco. The unaudited pro forma combined statement of operations combines the historical consolidated statement of operations of Stoneridge and the historical combined statement of operations of Orlaco.

(d)	Exhibits

Exhibit No.	Description

99.2	Unaudited pro forma combined financial statements as of and for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: April 17, 2017	/s/ Robert R. Krakowiak
Robert R. Krakowiak, Chief Financial Officer and Treasurer (Principal Financial Officer)

Exhibit Index

99.2	Unaudited pro forma combined financial statements of and for the year ended December 31, 2016.